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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 28, 2006


                                PVF Capital Corp.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                         0-24948                   34-1659805
--------------------------      -----------------------    ---------------------
(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

              30000 Aurora Road, Solon, Ohio                 44139
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          (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05  AMENDMENT TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
           PROVISION OF THE CODE OF ETHICS

         On March 28, 2006, the Board of Directors of PVF Capital Corp. (the "Company") amended the Company's Code of Ethics Policy applicable to directors, officers and employees of the Company and its subsidiaries, including Park View Federal Savings Bank (the "Bank"). The amendment added a new section entitled "Integrity of Records" addressing the manner in which employees create, handle, and maintain records and accounting information and stating that employees, officers and directors are expected to respond honestly and candidly when interacting with the Bank's internal auditors, external auditors, regulators, and legal counsel. In addition, the "Confidentiality" section was amended to clarify that employees have an obligation to shield customer information from the possibility of identity theft.

         A copy of the revised Code of Ethics Policy is filed herewith as
Exhibit 14.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  The following exhibit is filed herewith:

           Exhibit 14     Code of Ethics Policy


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PVF CAPITAL CORP.



                                        By: /s/ Jeffrey N. Male
                                            ---------------------------------
                                            Jeffrey N. Male
                                            Vice President and Secretary
                                            (Duly Authorized Representative)


Dated:  April 3, 2006